EXHIBIT 10.3
FIRST AMENDMENT
TO THE
ROBBINS & MYERS, INC. RETIREMENT SAVINGS PLAN
     WHEREAS, Robbins & Myers, Inc. (the “Company”) maintains the Robbins & Myers, Inc. Retirement Savings Plan, most recently amended and restated effective January 1, 2010 (the “Plan”); and
     WHEREAS, the Company and Local Lodge No. 225 International Association of Machinists and Aerospace Workers (the “Chemineer Union”) have negotiated a new collective bargaining agreement; and
     WHEREAS, the Company wishes to amend the Plan make the Plan consistent with the terms of the negotiated changes; and
     WHEREAS, the Company wishes to amend the Plan to clarify that it will make matching contributions on Roth Contributions to all participants; and
     WHEREAS, pursuant to Section 19.1, the Company is authorized to amend the Plan at any time;
     NOW, THEREFORE, the Plan is amended, effective January 1, 2010 (except as otherwise stated) as follows:
1. Section 4.5 of the Fourth Addendum is deleted in its entirety and replaced with the following:
4.5. Matching Contributions. Prior to March 4, 2007, members of the Local No. 225 Participating Group were not eligible to receive Matching Contributions under the Plan. Effective March 4, 2007, members of the Local No. 225 Participating Group were entitled to Matching Contributions in the amount of fifty percent (50%) of the first three percent (3%) of a Participant’s Compensation contributed to the Plan as 401(k) Contributions. Effective March 5, 2008, members of the Local No. 225 Participating Group who were first hired after March 4, 2007 were entitled to Matching Contributions under Section 6.5 of the Plan as modified by this Fourth Addendum in the amount of fifty percent (50%) of the first four percent (4%) of a Participant’s Compensation contributed to the Plan as 401(k) Contributions. Effective July 26, 2010, members of the Local No. 225 Participating Group shall be entitled to Matching Contributions under Section 6.5 of the Plan as modified by this Fourth Addendum in the amount of fifty percent (50%) of the first six percent (6%) of a Participant’s Compensation contributed to the Plan as 401(k) Contributions.
The Matching Contributions made to a Participant’s Account under Section 6.5 of the

Plan and Section 4.4 of this Fourth Addendum shall vest in accordance with the following schedule:

Years of Vesting Service	Vested Percentage
Less than 1	0%
1, but less than 2	33 1/3%
2, but less than 3	66 2/3%
3 or more	100%
2. The Fourth Addendum is amended by adding a new Section 4.6, as follows:
4.6 Nonelective Contributions. The provisions of Section 6.2 of the Plan are modified and expanded to provide that, effective for Compensation earned by members of the Local No. 225 Participating Group on or after July 26, 2010, the Employer shall make a Nonelective Contribution equal to three percent (3%) of the Participant’s Compensation to the Participant’s Account. The provisions of Section 6.13 of the Plan are modified and expanded to provide that Nonelective Contributions made pursuant to this Section shall at all times be 100% vested.
3. Section 5.4 of the Fifth Addendum is deleted in its entirety and replaced with the following:
Matching Contributions. Effective September 1, 2001, the amount of Matching Contributions was twenty percent (20%) of the first six percent (6%) of a Participant’s Compensation contributed to the Plan as 401(k) Contributions. Effective February 1, 2005, the amount of the Matching Contributions was thirty-five (35%) of the first six percent (6%) of a Participant’s Compensation contributed to the Plan as 401(k) Contributions. Effective February 1, 2008, the amount of the Matching Contributions described in Section 6.5 of the Plan shall be fifty percent (50%) of the first six percent (6%) of a Participant’s Compensation contributed to the Plan as 401(k) Contributions as defined in Section 1.1 of the Plan and as modified by this Fifth Addendum. The Matching Contributions made to a Participant’s Account under Section 6.5 of the Plan and Section 4.4 of this Fifth Addendum shall vest in accordance with the following schedule:

Years of Vesting Service	Vested Percentage
Less than 1	0%
1, but less than 2	20%
2, but less than 3	40%
3, but less 4 than	60%
4, but less than 5	80%
5 or more	100%

4. In all respects not amended herein, the Plan remains in force and effect.
     IN WITNESS WHEREOF, the Plan Sponsor has hereunto caused its name to be subscribed on this ____ day of September, 2010.

ROBBINS & MYERS, INC.
By:	/s/ Jeffrey L. Halsey
Jeffrey L. Halsey
Vice President, Human Resources

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